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EXHIBIT 99.1

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

         In connection with the Quarterly Report of Prism Software Corporation (the "Company") on Form 10-QSB for the period ending March 31, 2003, as filed with the Securities and Exchange Commission (the "Report"), the undersigned, E. Ted Daniels, Chief Executive Officer of the Company and interim Chief Financial Officer of the Company, certifies to the best of his knowledge, pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

                           (1) The Report fully complies with the requirements
                               of section 13(a) or 15(d) of the Securities
                               Exchange Act of 1934; and

                           (2) The information contained in the Report fairly
                               presents, in all material respects, the financial condition and results of operations of the Company.

                                  /s/ E. Ted Daniels
                                  ---------------------------------------
                                  E. Ted Daniels, Chief Executive Officer
                                  and Interim Chief Financial Officer

                                  June 12, 2003